SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                             FIRSTFED BANCORP, INC.
                             ----------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-19609                   63-1048648
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

                1630 Fourth Avenue North, Bessemer, Alabama 35020
                -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (205) 428-8472
                                 --------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

In accordance with the plans of FirstFed Bancorp, Inc. (the "Company") to pursue a "going private" transaction, the Company entered into an Agreement and Plan of Merger, dated as of September 30, 2005 (the "Agreement"), with FirstFed Merger Corporation, a wholly-owned subsidiary of the Company in organization. The purpose of the Agreement is to effect a transaction that will allow the Company to deregister its shares of common stock, $0.01 par value per share, under the Securities Exchange Act of 1934, as amended, and to elect to be taxed as a Subchapter S corporation for federal income tax purposes. A copy of the Agreement is filed as Exhibit 2.1 to this report and is incorporated by reference into this Item 1.01.

Consummation of the transaction is subject to certain contingencies, including a financing contingency and the approval of the Company's stockholders.

The Company will file a proxy statement and other relevant documents, including a Schedule 13E-3, concerning the proposed transaction with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's website (www.sec.gov). In addition, documents that the Company files with the SEC will be available free of charge from the Company, Attention: Lynn J. Joyce, Secretary and Chief Financial Officer, 1630 Fourth Avenue North, Bessemer, Alabama 35020.

The directors, executive officers and certain other members of management of the Company may be soliciting proxies in favor of the proposed transaction from the Company's stockholders. For information about these directors, executive officers and members of management, please refer to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, which is available at the SEC's website (www.sec.gov) and from the Company at the address provided in the preceding paragraph.

Item 9.01  Financial Statements and Exhibits

            Exhibit 2.1 Agreement and Plan of Merger, dated as of September 30, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FIRSTFED BANCORP, INC.



DATE:  October 5, 2005                   By:  /s/  B. K. Goodwin III
                                              --------------------------------
                                              B. K. Goodwin III
                                              Chairman of the Board, President
                                              and Chief Executive Officer